ENERGIZER  DEFERRED  COMPENSATION  PLAN
DECEMBER  6,  2000

                              December  6,  2000

PERSONAL  AND  CONFIDENTIAL


TO:     PARTICIPANTS  IN THE ENERGIZER HOLDINGS, INC. DEFERRED COMPENSATION PLAN
FOR  KEY  EMPLOYEES

The Energizer Holdings, Inc. Deferred Compensation Plan for Key Employees (the "Energizer Plan") provides you the opportunity to defer all or a portion of your Incentive Plan Bonus and/or annual base salary. In general, deferring compensation has the advantage of postponing payment of income tax and allowing any earnings on the deferred amount to accumulate free of tax until distributed.

                                   ACTION NOW

This packet contains two forms for you to complete and return to Compensation Resource Group, the company that administers the Energizer Plan, so that they are RECEIVED ON OR BEFORE DECEMBER 29, 2000.

-     2001  Election  Form
-     Beneficiary  Designation  Form

Each of these forms will be described in more detail below. Please return both forms -- whether or not you make a Deferral - to Compensation Resource Group
(CRG) either by fax or mail (in the enclosed pre-addressed envelope), so that they are RECEIVED NO LATER THAN DECEMBER 29, 2000. If you do not complete and return the enclosed forms you will not be able to make Deferrals for calendar year 2001.

                 DEFERRAL OF COMPENSATION FOR CALENDAR YEAR 2001

2001  ELECTION  FORM  -  This "2001 Election Form" controls any Deferral of your
--------------------
Fiscal Year 2001 Incentive Bonus and any Deferral of your base annual salary from January 1, 2001 through the end of calendar year 2001. If CRG does not receive your completed "2001 Election Form" by the DECEMBER 29, 2000 deadline, you cannot defer any compensation for the calendar year 2001.

BENEFICIARY  DESIGNATION FORM - Your beneficiary designation selection should be
-----------------------------
made with this form. If you do not complete and return this form, the Beneficiary Designation form you submitted earlier this year will apply. Or, alternatively, you can select a Beneficiary at any time. In the event of your death prior to completing your "Beneficiary Designation Form", payments under the Energizer Plan will be made to your estate.


GENERAL  INFORMATION  ABOUT  THE  ENERGIZER  PLAN
-------------------------------------------------

The  Energizer  Plan  offers  several  features:

     The ability to DEFER UP TO 75% OF YOUR ANNUAL BASE SALARY. INTERMEDIATE-TERM DEFERRAL OPTIONS that allow you to defer compensation for periods as short as three years to help meet shorter-term financial needs such as funding a child's college education or financing a future home purchase.
     Payment distribution options that provide for lump sum payment or for 5 or 10 year ANNUAL INSTALLMENT PAYMENTS if you have a balance in your account of at least $50,000 when you leave Energizer's employment.
     The opportunity to transfer existing account balances, except for Company matching contributions, to ELEVEN POSSIBLE INVESTMENT FUNDS: nine funds which mirror the returns of the Vanguard mutual funds that are available under the Energizer Savings Investment Plan, a Prime Rate Fund, and the Energizer Common Stock Fund.
     Incentive Plan Bonus Deferrals into the Energizer Common Stock Fund will receive A 25% COMPANY MATCH.
     Transaction flexibility including DAILY INVESTMENT REALLOCATIONS, interactive voice response system, Internet access to account balance information, and quarterly account statements.
     Plan  Administration  by  Compensation  Resource  Group  (CRG)

Company matching contributions under the Energizer Plan will VEST after thirty-six (36) months. Retirement, death or Disability also will continue to accelerate vesting.

NEXT  STEPS
-----------

The attached Questions and Answers will give you more information about the Plan. Please review the enclosed information carefully; then, using the enclosed pre-addressed envelope, return both forms -- whether or not you make a Deferral - TO COMPENSATION RESOURCE GROUP (CRG) EITHER BY FAX OR MAIL SO THAT THEY ARE RECEIVED NO LATER THAN DECEMBER 29, 2000.

If you have any questions concerning this information, please contact Compensation Resource Group at 1-800-405-0911 or Stacy Wegmann at 314-982-1979.


Geraldine  S.  Auger
Vice  President,  Global  HR  Programs
Energizer  Holdings,  Inc.
Telephone  314-982-1215

Enclosures

ENERGIZER  HOLDINGS,  INC.
Deferred  Compensation  Plan
2001  Election  Form
--------------------


---------------------------------------------       ----------------------------
Participant Name (Last, First, Middle Initial)        Social Security Number

I have been offered an opportunity to participate in the Energizer Holdings, Inc., Deferred Compensation Plan (the "Plan"). I hereby elect to participate in the Plan and irrevocably authorize the Company to deduct from my compensation the amounts specified below:

================================================================================
DEFERRAL ELECTION         PLEASE COMPLETE THE DEFERRAL ELECTION BELOW.  YOU MUST
                          DEFER A TOTAL OF AT LEAST $1,000 TO PARTICIPATE IN THE
                          PLAN.
================================================================================
   BASE  SALARY           I elect to defer _______% of my calendar 2001 Base
                          Salary (maximum deferral is 75%).
================================================================================
   INCENTIVE PLAN BONUS   I elect to defer _______%, OR all up to $_______, OR
                          defer all in excess of $_______  of  my  Year  2001
                          Incentive  Plan  Bonus.
================================================================================
   NON-PARTICIPATION      I elect not to defer calendar 2001 Base Salary or
                          Fiscal Year Incentive Plan Bonus.
================================================================================


================================================================================
CALENDAR 2001 BASE SALARY INVESTMENT ELECTION (PLEASE SELECT IN WHOLE PERCENTAGE INCREMENTS; TOTAL MUST EQUAL 100%)
================================================================================
I elect to invest my calendar 2001 Base Salary deferrals in the following Measurement Funds:
================================================================================

CALENDAR 2001 BASE SALARY INVESTMENT ELECTION (PLEASE SELECT IN WHOLE PERCENTAGE INCREMENTS; TOTAL MUST EQUAL 100%)

I elect to invest my calendar 2001 Base Salary deferrals in the following Measurement Funds:

   Energizer Holdings, Inc. Common Stock  ____%    Vanguard International Growth Fund      ____%
   Prime Rate Fund                        ____%    Vanguard Life Strategy Income Fund      ____%
   Vanguard Wellington Fund               ____%    Vanguard Life Strategy Conservative
   Vanguard 500 Index                     ____%    Growth Fund                             ____%
   Vanguard Windsor II Fund               ____%    Vanguard Life Strategy Moderate Growth  ____%
   Vanguard Small-Cap Index               ____%    Vanguard  Life  Strategy  Growth  Fund  ____%

================================================================================
FISCAL YEAR 2001 INCENTIVE PLAN BONUS INVESTMENT ELECTION (PLEASE SELECT IN WHOLE PERCENTAGE INCREMENTS; TOTAL MUST EQUAL 100%)
================================================================================

I elect to invest my calendar 2001 Base Salary deferrals in the following Measurement Funds:

   Energizer Holdings, Inc. Common Stock  ____%    Vanguard International Growth Fund      ____%
   Prime Rate Fund                        ____%    Vanguard Life Strategy Income Fund      ____%
   Vanguard Wellington Fund               ____%    Vanguard Life Strategy Conservative
   Vanguard 500 Index                     ____%    Growth Fund                             ____%
   Vanguard Windsor II Fund               ____%    Vanguard Life Strategy Moderate Growth  ____%
   Vanguard Small-Cap Index               ____%    Vanguard Life Strategy Growth Fund      ____%

(OVER)

ELECTION OF DATE AND FORM OF PAYMENT FOR 2001 DEFERRALS (PLEASE SELECT A DATE AND FORM OF PAYMENT)
================================================================================

    I elect to receive _______% of my calendar 2001 Base Salary Deferrals and/or my Fiscal Year 2001 Incentive Plan Bonus Deferrals and the associated earnings, on ___________________(cannot be sooner than January 1, 2005). I understand that if my employment terminates for any reason prior to the date I elected above, my benefit will be paid to me upon my termination of employment.

    I elect to receive my calendar 2001 Base Salary Deferrals and/or my Fiscal Year 2001 Incentive Plan Bonus Deferrals upon the termination of my Employment for any reason.
================================================================================
Upon termination of my employment for any reason, I elect to receive payment of my entire Account Balance in the following form (check one below):

________  Lump Sum     ________  5 Annual Payments   ________ 10 Annual Payments

I understand that if my vested account balance is less than $50,000 my account will be paid to me in a lump sum.
================================================================================

ACCEPTED AND ACKNOWLEDGED:


-----------------------------  -------------------------------------------------
SIGNATURE OF PARTICIPANT DATE  FOR ENERGIZER PLANS ADMINISTRATIVE COMMITTEE DATE




MAIL  OR  FAX  TO:
CLARK/BARDES  CONSULTING  -  COMPENSATION  RESOURCE  GROUP
ATTN:  LAURA  POPE
633  WEST  FIFTH  STREET,  52ND  FLOOR
LOS  ANGELES,  CA  90071
FAX  (213)  438-6600

ENERGIZER  HOLDINGS,  INC.
Deferred  Compensation  Plan
2001  Election  Form  for  Directors
------------------------------------


------------------------------------------------     ---------------------------
Participant's Name (Last, First, Middle Initial)     Social Security Number


I have been offered an opportunity to participate in the Energizer Holdings, Inc., Deferred Compensation Plan (the "Plan"). I hereby elect to participate in the Plan and irrevocably authorize the Company to deduct from my calendar 2001 Director's Fees the amount specified below:


================================================================================
DIRECTOR'S FEE DEFERRAL ELECTION PLEASE COMPLETE THE DEFERRAL ELECTION BELOW. YOU MUST DEFER A TOTAL OF AT LEAST $ 1,000 TO PARTICIPATE IN THE PLAN.
================================================================================
    FEES                 I elect to defer _______%, or all up to $____________,
                         or all in excess of $____________, or  _____% in excess
                         of $____________  of my remaining calendar 2001
                         Director's  Fees
================================================================================
    NON-PARTICIPATION    I elect not to defer my remaining  calendar  2001
                         Director's  Fees
================================================================================
DIRECTOR'S FEE INVESTMENT ELECTION (PLEASE SELECT IN WHOLE PERCENTAGE INCREMENTS; TOTAL MUST EQUAL 100%)
================================================================================

I elect to invest my calendar 2001 Base Salary deferrals in the following Measurement Funds:

   Energizer Holdings, Inc. Common Stock  ____%    Vanguard International Growth Fund      ____%
   Prime Rate Fund                        ____%    Vanguard Life Strategy Income Fund      ____%
   Vanguard Wellington Fund               ____%    Vanguard Life Strategy Conservative
   Vanguard 500 Index                     ____%    Growth Fund                             ____%
   Vanguard Windsor II Fund               ____%    Vanguard Life Strategy Moderate Growth  ____%
   Vanguard Small-Cap Index               ____%    Vanguard Life Strategy Growth Fund      ____%

ACCEPTED  AND  ACKNOWLEDGED:


------------------------------     --------------------------------------------
Signature of Participant  Date     for the Nominating and Executive        Date
                                   Compensation Committee




PLEASE  COMPLETE  AND  RETURN  FORMS  TO:
CLARK/BARDES  CONSULTING  -  COMPENSATION  RESOURCE  GROUP
ATTN:  LAURA  POPE
633  WEST  FIFTH  STREET,  52ND  FLOOR
LOS  ANGELES,  CA  90071-2086
FAX:  (213)  438-6600